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             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             ----------------------------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (No. 333-30404) of USA Networks, Inc. of our report dated January 26, 2000 relating to the financial statements of Precision Response Corporation, which appears in the Current Report on Form 8-K of USA Networks, Inc. dated March 22, 2000. We also consent to the reference to us under the headings "Experts" in such Registration Statement.


                                           PricewaterhouseCoopers LLP

Miami, Florida
March 22, 2000